UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 30, 2009
UNITED COMMUNITY FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

OHIO	0-024399	34-1856319

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)
     275 West Federal Street, Youngstown, Ohio 44503-1203
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (330) 742-0500
                         Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     On March 30, 2009, The Home Savings and Loan Company of Youngstown, Ohio, a wholly-owned subsidiary of United Community Financial Corp., promoted Patrick W. Bevack to President and Chief Executive Officer. Douglas M. McKay, who previously held the position as Chairman of the Board and Chief Executive Officer of Home Savings, will remain Chairman of the Board of Home Savings and Chairman of the Board and Chief Executive Officer of UCFC. Home Savings has no plans at this time to fill the position of Chief Operating Officer.
     Mr. Bevack, 62 years old, has over 30 years of experience in the financial services industry. Mr. Bevack most recently served as the President and Chief Operating Officer of Home Savings. Since joining the Company in 2000, he also held the positions of Executive Vice President, Chief Financial Officer and Senior Vice President of Mortgage Lending. Mr. Bevack will continue to serve as a Board Member for Home Savings.
     Home Savings also hired Gregory G. Krontiris as Senior Vice President and Chief Lending Officer.
     On March 31, 2008, the Company successfully completed the sale of Butler Wick Trust Company to Farmers National Banc Corp., after meeting all customary closing conditions. The transaction was previously announced January 8, 2009, and involved a purchase price of $12,125,000 in cash, subject to post-closing adjustments.
     A copy of the press release announcing the promotion of Mr. Bevack and the hiring of Mr. Krontiris is attached hereto as Exhibit 99.1 and incorporated herein by reference and a copy of the press release announcing the closing of the transaction is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description

10.1
Employment Agreement between The Home Savings and Loan Company of Youngstown, Ohio and Patrick W. Bevack dated December 31, 2004, which is incorporated by reference to the 2004 10-K/A filed by UCFC on May 2, 2005 via Edgar, film number 04666159 (2004 10K/A), Exhibit 10.3

10.2
Amendment to Employment Agreement between The Home Savings and Loan Company of Youngstown, Ohio and Patrick W. Bevack dated January 1, 2009, which is incorporated by reference to the 2008 10-K filed by UCFC on March 17, 2009 via Edgar, film number 09705589 (2008 10K), Exhibit 10.6

99.1	Press release dated April 2, 2009

99.2	Press release dated March 31, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED COMMUNITY FINANCIAL CORP.
	By:	/s/ Jude J. Nohra
Jude J. Nohra, Secretary
Date: April 3, 2009